SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities  Exchange Act of 1934


                        Date of Report:  February 9, 1999


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                  000-24394               52-1790357
          (State  of               (Commission            (IRS  Employer
          Incorporation)           File Number)          Identification No.)


          900  Veterans  Boulevard,  Suite  240
          Redwood  City,  California                           94063
          (Address of principal executive offices)           (Zip Code)

                                 (650) 368-1501
              (Registrant's telephone number, including area code)






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Item  5.  Other  Events

On December 31, 1998, the Registrant received notification from the Texas Court of Appeals that the request by IBC-Brownsville (IBC) for a rehearing of the previous appellate decision upholding the judgment of The State District Court (Judgment) against IBC-Brownsville in favor of the Registrant, was denied (see attached Exhibit 1).

As a result of this latest decision, IBC has now exhausted all legal remedies under the appeals process available to it. IBC still may petition the Texas Supreme Court to hear its case but only on specific issues related to law. Nonetheless, the decision to actually review the case is solely up to the Texas Supreme Court. If the Texas Supreme Court should elect to review the case, there is no certainty that the outcome of the Judgment will change.

As a result of the above, the Registrant will record the gain when it realizes the proceeds associated with the Judgment. Due to the fact that the Judgment included an offset related to a liability which the Registrant has recorded on its balance sheet, the Registrant has realized a portion of the Judgment which relates to that liability. When the cash portion of the Judgment is collected, the Registrant will record the remaining amount of the Judgment.

In filing the quarterly statement for the three months ended January 31, 1999, the Registrant will reflect a gain to the extent of the amount which was recorded as a liability on the Registrant's balance sheet at December 31, 1998. As of December 31, 1998, the amount of the gain realized by the Registrant is approximately $986,000.

A copy of the official notice from the Court of Appeals, dated December 30, 1998, stating that the appellants motion for a rehearing was overruled, a copy of which is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.

The Registrant's news release dated January 5, 1999, announcing the decision of the Texas Court of Appeals to deny appellants motion for rehearing, a copy of which is attached as Exhibit 2 hereto, is incorporated herein by reference and made a part hereof.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN  OCTANE  CORPORATION


Date:  February  9,  1999

                                   By:   /s/   Ian  T.  Bothwell
                                      -----------------------------------------
                                         Name: Ian  T.  Bothwell
                                         Title:  Vice  President,  Treasurer,
                                                 Assistant  Secretary,  Chief
                                                   Financial  Officer  and
                                                 Principal  Accounting  Officer





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

                                  EXHIBIT INDEX


Exhibit  No.  Description                                     Page  No.
------------  ----------------------------------------------  ---------

1.            Notification  from  Court  Of  Appeals,  dated
              December  30,  1998                                     5
2.            News  Release  dated  January  5,  1999                 6




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